UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule Sec.240.14a-12

PolarityTE, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials:
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PolarityTE, Inc.

1960 S 4250 W

Salt Lake City, UT 84104

(800) 560-3983

[__], 2022

Dear Stockholder,

You are cordially invited to attend the Special Meeting (the “Special Meeting”) of stockholders of PolarityTE, Inc., to be held at 10:00 a.m., Mountain Daylight Time, on Thursday, May 12, 2022, at our corporate offices located at 1960 S 4250 W, Salt Lake City, UT 84104.

Details of the business to be conducted at the Special Meeting are provided in the accompanying Notice of Special Meeting of Stockholders and Proxy Statement, which you are urged to read carefully.

You may vote in person at the Special Meeting, or you may vote in advance of the Special Meeting, via the Internet, by telephone, or by signing, dating, and returning the proxy card that is mailed to those that request paper copies of the proxy materials for the Special Meeting. If your shares are held in the name of a broker, trust, bank, or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Special Meeting.

On behalf of the Board of Directors, I urge you to submit your vote as soon as possible, even if you currently plan to attend the meeting in person.

If you have any questions, please contact our proxy solicitor, D.F. King & Co., at (888) 605-1957 (toll free), or brokers and banks may call collect at (212) 269-5550. You may contact D.F. King by email at PTE@dfking.com.

Your continuing interest in our Company is greatly appreciated.

Sincerely,

Richard Hague, Chief Executive Officer

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN! PLEASE SUBMIT YOUR PROXY TODAY.

Your vote is a valuable part of the investment made in our Company and is the best way to influence corporate governance and decision-making. Please take time to read the enclosed materials and vote!

Whether or not you plan to attend the meeting, please complete the accompanying proxy and return it in the enclosed envelope. Alternatively, you may vote by telephone or the Internet. If you attend our meeting, you may vote your shares in person even though you have previously returned your proxy by mail, telephone, or the Internet.

PLEASE REFER TO THE ACCOMPANYING MATERIALS FOR VOTING INSTRUCTIONS.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To be Held May 12, 2022

To the Stockholders of PolarityTE, Inc.:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the “Special Meeting”) of PolarityTE, Inc., a Delaware corporation (the “Company”), will be held at 10:00 a.m., Mountain Daylight Time on Thursday, May 12, 2022, or such later date or dates as such Special Meeting date may be adjourned, at our corporate offices located at 1960 S 4250 W, Salt Lake City, Utah. The Special Meeting is being held for the following purposes:

1.	Approve an amendment to our Restated Certificate of Incorporation to effectuate a reverse stock split of our outstanding shares of common stock by a ratio of any whole number between 1-for-10 and 1-for-20, the implementation and timing of which shall be subject to the discretion of our Board of Directors;
2.	The election of two Class II directors nominated by the Board of Directors (the “Board”) for a three-year term ending at the annual meeting of stockholders in 2025;
3.	Approval, by a non-binding advisory vote, of the compensation of our named executive officers; and
4.	The ratification of the appointment of EisnerAmper LLP as our independent public accountant for the fiscal year ending December 31, 2022.

Only holders of record of our common stock, Series A Convertible Preferred Stock, and Series B Convertible Preferred Stock at the close of business on the record date, March 16, 2022, are entitled to notice of, and to vote at, the Special Meeting.

We began mailing this notice, our Proxy Statement, our 2021 Annual Report, and the form of proxy on or about [__], 2022, to stockholders of record at the close of business on March 16, 2022.

By Order of the Board of Directors of PolarityTE, Inc.,

Richard Hague, Chief Executive Officer

POLARITYTE, INC.

1960 S 4250 W

Salt Lake City, UT 84104

PROXY STATEMENT

Special Meeting of Stockholders to be Held on May 12, 2022

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of PolarityTE, Inc. (the “Company”, “our”, “us” or “we”) for use at the Special Meeting of stockholders of the Company to be held on Tuesday, May 12, 2022, at 10:00 a.m. Mountain Daylight Time at our corporate offices located at 1960 S 4250 W, Salt Lake City, UT 84104, and any adjournments or postponements thereof (the “Special Meeting”).

Pursuant to an agreement we entered into for a recent registered direct offering of securities, the Board of Directors (the “Board”) is calling the Special Meeting to propose to our stockholders for approval a reverse stock split of our outstanding shares of common stock. In lieu of holding an annual meeting of stockholders in June 2022, and incurring the costs of two stockholder meetings, we are proposing for stockholder approval at the Special Meeting the matters that we would customarily address at the annual meeting, so the Special Meeting will also serve as our 2022 annual meeting of stockholders. The Special Meeting is being held for the following purposes:

1.	Approve an amendment to our Restated Certificate of Incorporation to effectuate a reverse stock split of our outstanding shares of common stock by a ratio of any whole number between 1-for-10 and 1-for-20, the implementation and timing of which shall be subject to the discretion of our Board of Directors (the “Reverse Stock Split Proposal”);
2.	The election of two Class II directors nominated by the Board for a three-year term ending at the annual meeting of stockholders in 2025;
3.	Approval, by a non-binding advisory vote, of the compensation of our named executive officers; and
4.	The ratification of the appointment of EisnerAmper LLP as our independent public accountant for the fiscal year ending December 31, 2022.

The accompanying proxy is solicited by the Board of Directors (the “Board”) on behalf of the Company from holders of our common stock, par value $0.001 per share, holders of our Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), and holders of our Series B Convertible Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”) to be voted at the Special Meeting. Unless the context otherwise requires, references to “stockholders” are to the holders of our common stock, Series A Preferred Stock, and Series B Preferred Stock, and references to “Preferred Stock” are to both the Series A Preferred Stock and Series B Preferred Stock. The Board fixed the close of business on March 16, 2022, as the record date (the “Record Date”) for determining the stockholders entitled to receive notice of and vote at the Special Meeting.

We began mailing our Proxy Statement, our 2021 Annual Report, and the form of proxy on or about [__], 2022, to stockholders of record on the Record Date. The Proxy Statement and form of proxy contain instructions on how to vote your shares at the Special Meeting.

If you have any questions about how to vote, please contact our proxy solicitor, D.F. King & Co., at:

D.F. King & Co.

48 Wall Street, 22nd Floor

New York, NY 10005

Brokers and Banks Call Collect: (212) 269-5550

All Others Call Toll-Free: (888) 605-1957

Email: PTE@dfking.com

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ABOUT THE MEETING – QUESTIONS AND ANSWERS

Why am I receiving these materials?

Our Board is providing these proxy materials to you in connection with the solicitation of proxies for use at the Special Meeting to be held at 10:00 a.m., Mountain Daylight Time on Thursday, May 12, 2022, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth herein. We intend to mail the notice of Special Meeting, this Proxy Statement, and our 2021 Annual Report to stockholders on or about [__], 2022. This proxy statement includes information that we are required to provide to you by the Securities and Exchange Commission, or the SEC, and is intended to assist you in voting your shares.

How can I get electronic access to the proxy materials?

The Company’s proxy materials are available at www.proxyvote.com and at www.polarityte.com. Our website address is included for reference only. The information contained on our website is not incorporated by reference into this proxy statement.

You can find directions on how to instruct us to send future proxy materials to you by email at www.proxyvote.com. Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual and special meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

How Many Votes Do I Have and Who Can Vote?

As of the Record Date, there were 82,941,313 shares of common stock outstanding and entitled to vote at the Special Meeting, 3,000.000435 shares of Series A Preferred Stock outstanding and entitled to vote at the Special Meeting, and 2,000.00029 shares of Series B Preferred Stock outstanding and entitled to vote at the Special Meeting.

Each holder of record of our common stock is entitled to one vote per share of common stock on each matter to be acted upon at the Special Meeting.

Each holder of record of our Series A Preferred Stock may only vote on Proposal 1 pertaining to the reverse stock split and is entitled to 2,867 votes per share of Series A Preferred Stock, which represents one vote for each share of common stock underlying the Series A Preferred Stock as of the Record Date.

Each holder of record of our Series B Preferred Stock may only vote on Proposal 1 pertaining to the reverse stock split and is entitled to 3,000,000 votes per share of Preferred Stock, which represents 915 votes for each share of common stock underlying the Series B Preferred Stock as of the Record Date, provided that such votes cast by holders of our Series B Preferred Stock shall be voted in the same proportion as the aggregate shares of common stock and Series A Preferred Stock are voted (excluding any shares of common stock and Series A Preferred Stock that are not voted) on such proposal at the Special Meeting.

During the period of ten days prior to May 12, 2022, you may inspect a list of stockholders eligible to vote for any purpose germane to the Special Meeting. The list of stockholders will be made available at our offices during normal business hours. If you would like to inspect the list, please contact our Corporate Secretary at PolarityTE, Inc., at 1960 S 4250 W, Salt Lake City, UT 84104, telephone number (800) 560-3983, to arrange a visit to our offices. In addition, the list of stockholders will be available for viewing by stockholders at the Special Meeting.

How Do I Vote?

If our shares of common stock or Preferred Stock are registered in your name directly with our transfer agent, Equity Stock Transfer Company, you are considered, with respect to those shares, a holder of record (which we also refer to as a “registered stockholder”). If you hold our common shares in a brokerage account or through a bank or other holder of record, you are considered the beneficial holder or beneficial owner of the common shares, which is often referred to as holding the common shares in “street name”.

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Whether you plan to attend the Special Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. With respect to Proposal 2 on the election of directors, you may specify whether the proxy should vote your shares “for” each nominee for director or the proxy should “withhold” voting your shares for each nominee for director. On each of the other proposals you may specify whether the proxy should vote your shares “for” or “against” or “abstain” from voting. Except as set forth below, if you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Special Meeting.

If you are a registered stockholder, you may vote:

●	By Internet. You can use the Internet to vote up until 11:59 p.m., Eastern Time, on May 11, 2022, by going to www.proxyvote.com, and following the instructions on your proxy card and the website.
●	By Telephone: Call 1-800-690-6903. You can use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time, on May 11, 2022. Have your proxy card in hand when you call and follow the instructions.
●	By Mail: You may submit your vote by completing, signing, and dating your proxy card and returning it in the prepaid envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. Sign your name exactly as it appears on the proxy card. Proxy cards submitted by mail must be received no later than May 11, 2022, to be voted at the Special Meeting.
●	In person at the meeting. If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Special Meeting.

If you need any assistance voting, contact our proxy solicitor, D.F. King & Co., at:

D.F. King & Co.

48 Wall Street, 22nd Floor

New York, NY 10005

Brokers and Banks Call Collect: (212) 269-5550

All Others Call Toll-Free: (888) 605-1957

Email: PTE@dfking.com

If you are a beneficial owner of our common shares, you should have received a notice that directs you to the website where you can access our proxy materials as well as voting instructions from the broker or other nominee holding your common shares. You should follow the voting instructions provided by your broker or nominee in order to instruct your broker or nominee on how to vote your common shares. The availability of telephone and Internet voting will depend on the voting process of the broker or nominee. Shares held beneficially may not be voted by the beneficial owner during our Special Meeting.

How Does the Board Recommend That I Vote on the Proposals?

The Board recommends that you vote as follows:

●	FOR approval of the Reverse Stock Split Proposal;
●	FOR the election of the Board’s nominees as Class II directors;
●	FOR approval, by a non-binding advisory vote, of the compensation of our named executive officers as set forth in this Proxy Statement; and
●	FOR ratification of the appointment of EisnerAmper LLP as our independent public accountant for our fiscal year ending December 31, 2022.

At the time this Proxy Statement was printed, we knew of no matters that needed to be acted on at the Special Meeting, other than those discussed in this Proxy Statement.

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May I Change or Revoke My Proxy?

If you are a registered stockholder, you may revoke or change your vote at any time before the final vote at the Special Meeting by:

●	signing and returning a new proxy card with a later date – only your latest completed, signed, and dated proxy card received by May 11, 2022, will be counted;
●	submitting a later-dated vote by telephone or via the Internet – only your latest telephone or Internet voting instructions received by 11:59 p.m., Eastern Time, on May 11, 2022, will be counted;
●	attending the Special Meeting in person and voting again at the Special Meeting; or
●	delivering a written revocation to our Secretary at 1960 S 4250 W, Salt Lake City, UT 84104, to be received no later than May 11, 2022.

If you are a beneficial owner of our common shares, you must contact the broker or other nominee holding your common shares and follow the instructions of the broker or other nominee for revoking or changing your vote.

What If I Receive More Than One Proxy Card?

You may receive more than one proxy card or voting instruction form if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” on the proxy card for each account to ensure that all your shares are voted.

Will My Shares Be Voted If I Do Not Return My Proxy Card?

If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the Special Meeting as described above under “How Do I Vote?”

If you are a beneficial owner of our common stock, your broker or nominee cannot vote your shares on certain matters because it has not received instructions from you and does not have discretionary voting authority on that matter, or your shares may not be voted by your broker of nominee on certain matters because your broker chooses not to vote on a matter for which it does have discretionary voting authority. These non-votes by brokers and nominees are referred to as a “broker non-vote.” The New York Stock Exchange has rules that govern brokers who have record ownership of listed company stock (including stock such as ours that is listed on the Nasdaq Capital Market) held in brokerage accounts for their clients who beneficially own the shares. Under these rules, broker or other nominees who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“routine matters”), but do not have the discretion to vote uninstructed shares as to certain other matters (“non-routine matters”). Proposal 1 (approval of Reverse Stock Split Proposal) and Proposal 4 (ratification of our independent public accountant) are considered routine matters and Proposal 2 (election of Class II directors) and Proposal 3 (advisory vote to approve executive compensation) are considered non-routine matters.

If you are a beneficial owner of our common shares and you do not provide voting instructions to the broker or other nominee that holds your shares, the broker or other nominee has the authority, even if it does not receive instructions from you, to vote your unvoted shares for Proposal 1 (approval of Reverse Stock Split Proposal) and Proposal 4 (ratification of our independent public accountant), but does not have authority to vote your unvoted shares on Proposal 2 (election of Class II directors) and Proposal 3 (advisory vote to approve executive compensation). We encourage you to provide voting instructions. This ensures your shares will be voted at the Special Meeting in the manner you desire.

What Vote is Required to Approve Each Proposal and How are Your Votes Counted?

Proposal 1: Approval of the Reverse Stock Split Proposal. Approval of the Reverse Stock Split Proposal requires the affirmative vote of the majority of the voting power of the outstanding shares of common stock and Preferred Stock entitled to vote on the proposal, voting together as a single class. You may either vote FOR the proposal, AGAINST the proposal, or ABSTAIN from voting on the proposal. Abstaining from voting on the proposal has the same effect as a vote against the proposal. Brokers and other nominees have authority to exercise discretion to vote customers’ unvoted shares held by such firms in street name for the Reverse Stock Split Proposal. Any shares not voted by a beneficial owner and not voted by brokers and other nominees through the exercise of their discretion to vote such shares will have the same effect as a vote against the Reverse Stock Split proposal.

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Proposal 2: Election of Class II Directors. Willie C. Bogan and Chris Nolet, our nominees as Class II directors, will each be elected if he receives the most favorable votes for the position (also known as a plurality). You may either vote FOR each nominee or WITHHOLD your vote for each nominee. Votes that are withheld will not be included in the vote tally for the election of directors. Brokers and other nominees do not have authority to vote customers’ unvoted shares held by such firms in street name for the election of directors. As a result, any shares of a beneficial owner represented at the meeting and not voted by that beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 3: Approval, by a non-binding advisory vote, of the compensation of our named executive officers. The advisory vote will approve the compensation of our executive officers if the votes cast in favor of the proposal exceed the votes cast against the proposal. Abstentions and broker non-votes will not be counted as votes either for or against this proposal. While the results of this advisory vote are non-binding, the Compensation Committee of the Board, and the Board, value the opinions of our stockholders and will consider the outcome of the vote, along with other relevant factors, in deciding whether any actions may be appropriate to address all concerns raised by the vote and when making future compensation decisions for executive officers. Brokers and other nominees do not have authority to vote customers’ unvoted shares held by such firms in street name for this proposal. As a result, any shares of a beneficial owner represented at the meeting and not voted by that beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 4: Ratification of the Appointment of EisnerAmper LLP as Our Independent Public Accountant. Pursuant to the Company’s bylaws ratification of the appointment of the Company’s independent public accountant is determined by a majority of votes cast affirmatively or negatively. Accordingly, abstentions will have no effect on the outcome of the vote. Brokers and other nominees have authority to vote customers’ unvoted shares held by such firms in street name on this proposal. If a broker or nominee does not exercise this authority, such broker non-votes will have no effect on the results of this vote. The Company is not required to obtain the approval of its stockholders to appoint the Company’s independent accountant, and approval of this proposal does not limit the ability of the Audit Committee of the Board to replace the Company’s independent public accounting firm at any time. If stockholders do not ratify the appointment of EisnerAmper LLP as the Company’s independent public accountant for the fiscal year ending December 31, 2022, the Audit Committee of the Board may reconsider the appointment of EisnerAmper LLP.

What Constitutes a Quorum for the Special Meeting?

The presence, in person or represented by proxy, at the Special Meeting of the holders of 40% or more of the shares of the stock entitled to vote at the Special Meeting is necessary to constitute a quorum at the meeting. Votes of stockholders of record who are present at the Special Meeting in person or by proxy, abstentions, shares of beneficial owners voted through their brokers or nominees, and broker non-votes are counted for purposes of determining whether a quorum exists.

Who is paying for this proxy solicitation?

Our Board is asking for your proxy, and we will pay all of the costs of asking for stockholder proxies. We will reimburse Broadridge Investor Communication Solutions, Inc., as well as broker/dealers, financial institutions, and other custodians, fiduciaries, and nominees, who are record holders of common shares not beneficially owned by them, for their reasonable costs in sending proxy materials to the beneficial owners of the common shares entitled to vote at the Special Meeting.

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Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies through the proxy materials you receive, we have engaged D.F. King & Co. (“D.F. King”), a proxy solicitation firm, and agreed to pay them a base fee of $17,500. D.F. King may solicit the return of proxies, either by mail, telephone, telecopy, e-mail, or through personal contact. The fees of D.F. King as well as the reimbursement of expenses of D.F. King will be borne by us. Our officers, directors and employees may also solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses.

What Interest Do Officers and Directors Have in Matters to Be Acted Upon?

Members of the Board and executive officers of the Company do not have any interest in any proposal that is not shared by all other stockholders of the Company except for Proposal 2 (members of the Board are nominees for election) and Proposal 3 (our executive officers are recipients of the compensation being evaluated by stockholders).

PROPOSAL 1 - APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL

Background and Proposed Amendment

Our Restated Certificate of Incorporation (the “Charter”), currently authorizes us to issue a total of 275,000,000 shares of capital stock, consisting of 250,000,000 shares of common stock, par value $0.001 per share, and 25,000,000 shares of preferred stock, par value $0.001 per share.

On March 23, 2022, subject to stockholder approval, the Board approved an amendment to our Charter to effectuate a reverse stock split of our outstanding shares of common stock by a ratio of any whole number between 1-for-10 and 1-for-20 with the exact ratio to be determined by the Board. The primary goal of the Reverse Stock Split Proposal is to increase the per share market price of our common stock to meet the minimum per share bid price requirements for continued listing on The Nasdaq Capital Market. We believe that a range of reverse stock split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split Proposal. The reverse stock split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”). The Reverse Stock Split Proposal is not intended to modify the rights of existing stockholders in any material respect.

If the Reverse Stock Split Proposal is approved by our stockholders and the reverse stock split is effectuated, up to every 20 shares of our outstanding common stock would be combined and reclassified into one share of common stock. In addition, following the effectiveness of the reverse stock split, the price at which a share of Preferred Stock is converted to common stock will be increased by the same factor by which the number of outstanding shares of common stock is reduced.

The actual timing for implementation of the reverse stock split will be determined by the Board based upon its evaluation as to when such action may be most conducive to achieve the goal of meeting the minimum per share bid price requirements for continued listing on The Nasdaq Capital Market. Notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our Charter to effectuate the reverse stock split. Factors the Board may consider in making its determination on whether to effectuate the reverse stock split include the prospects for an increase in the trading price of our common stock to meet the minimum stock price requirements of The Nasdaq Capital Market without a reverse stock split, the per share price of the common stock prior to the reverse stock split, and the level and stability of the per share price of the common stock that could reasonably be achieved following the reverse stock split. If the Board determines that it is in the best interests of the Company and its stockholders to effectuate the reverse stock split, it will adopt resolutions to effectuate the ratio of the reverse stock split.

The text of the proposed amendment to our Charter to effectuate the reverse stock split is set forth in Annex A to this Proxy Statement (the “Charter Amendment”). If the Reverse Stock Split Proposal is approved by the stockholders, we will have the authority to insert the exact ratio for the reverse stock split selected by the Board and file the Charter Amendment with the Secretary of State of the State of Delaware, which will become effective upon its filing; provided, however, that the Charter Amendment is subject to revision to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board deems necessary and advisable. The Board has determined that the amendment is advisable and in the best interests of the Company and its stockholders and has submitted the amendment for consideration by our stockholders at the Special Meeting.

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Reasons for the Reverse Stock Split

We are submitting this proposal to our stockholders for approval in order to increase the trading price of our common stock to meet the minimum per share bid price requirement for continued listing on The Nasdaq Capital Market. We believe increasing the trading price of our common stock may also assist in our capital-raising efforts by making our common stock more attractive to a broader range of investors. Accordingly, we believe that the reverse stock split is in our stockholders’ best interests.

We believe that the reverse stock split, if necessary, is our best option to meet the criteria to satisfy the minimum per share bid price requirement for continued listing on The Nasdaq Capital Market. The Nasdaq Capital Market requires, among other criteria, that the Company maintain a continued price of at least $1.00 per share. On the Record Date, the last reported sale price of our common stock on The Nasdaq Capital Market was $0.3421 per share. A decrease in the number of outstanding shares of our common stock resulting from the reverse stock split should, absent other factors, assist in ensuring that the per share market price of our common stock remains above the requisite price for continued listing. However, we cannot provide any assurance that our minimum bid price would remain over the minimum bid price requirement of The Nasdaq Capital Market following the reverse stock split.

In addition, as noted above, we believe that the reverse stock split and the resulting increase in the per share price of our common stock could encourage increased investor interest in our common stock and promote greater liquidity for our stockholders. A greater price per share of our common stock could allow a broader range of institutions to invest in our common stock (namely, funds that are prohibited or discouraged from buying stocks with a price below a certain threshold), potentially increasing marketability, trading volume and liquidity of our common stock. Many institutional investors view stocks trading at low prices as unduly speculative in nature and, as a result, avoid investing in such stocks. We believe that the reverse stock split will provide the Board flexibility to make our common stock a more attractive investment for these institutional investors, which we believe will enhance the liquidity for the holders of our common stock and may facilitate future sales of our common stock. The reverse stock split could also increase interest in our common stock for analysts and brokers who may otherwise have policies that discourage or prohibit them from following or recommending companies with low stock prices.

Additionally, because brokers’ commissions on transactions in low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

Risks Associated with the Reverse Stock Split

The Reverse Stock Split May Not Increase the Price of our Common Stock over the Long-Term. As noted above, the principal purpose of the reverse stock split is to increase the trading price of our common stock to meet the minimum stock price standards of The Nasdaq Capital Market. However, the effect of the reverse stock split on the market price of our common stock cannot be predicted with any certainty, and we cannot assure you that the reverse stock split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of common stock will proportionally increase the market price of our common stock, we cannot assure you that the reverse stock split will increase the market price of our common stock by a multiple of the reverse stock split ratio or result in any permanent or sustained increase in the market price of our common stock. The market price of our common stock may be affected by other factors that may be unrelated to the number of shares outstanding, including the Company’s business and financial performance, general market conditions, and prospects for future success.

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The Reverse Stock Split May Decrease the Liquidity of our Common Stock. The Board believes that the reverse stock split may result in an increase in the market price of our common stock, which could lead to increased interest in our common stock and possibly promote greater liquidity for our stockholders. However, the reverse stock split will also reduce the total number of outstanding shares of common stock, which may lead to reduced trading and a smaller number of market makers for our common stock, particularly if the price per share of our common stock does not increase as a result of the reverse stock split.

The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell. If the reverse stock split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of common stock. A purchase or sale of less than 100 shares of common stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of common stock following the reverse stock split may be required to pay higher transaction costs if they sell their common stock.

The Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization. The reverse stock split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our common stock does not increase in proportion to the reverse stock split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of common stock outstanding following the reverse stock split.

Effects of the Reverse Stock Split

Effects of the Reverse Stock Split on Issued and Outstanding Shares. If the reverse stock split is effectuated, it will reduce the total number of issued and outstanding shares of common stock, including shares held by the Company as treasury shares, by a reverse stock split ratio of 1-for-10 to 1-for-20. Accordingly, each of our stockholders will own fewer shares of common stock as a result of the reverse stock split. However, the reverse stock split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the reverse stock split would result in an adjustment to a stockholder’s ownership of common stock due to the treatment of fractional shares in the reverse stock split. Therefore, voting rights and other rights and preferences of the holders of common stock will not be affected by the reverse stock split (other than as a result of the treatment of fractional shares). Common stock issued pursuant to the reverse stock split will remain fully paid and nonassessable, and the par value per share of common stock will remain $0.001.

As of the Record Date, the Company had 82,941,313 shares of common stock outstanding and 5,000.000725 shares of Preferred Stock outstanding. For purposes of illustration, if the reverse stock split is effectuated at a ratio of 1-for-20, the number of issued and outstanding shares of common stock after the reverse stock split would be approximately 4,966,738 shares, assuming all of the Preferred Stock has been converted into common stock immediately prior to the date the reverse stock split is effectuated.

Effects of the Reverse Stock Split on Outstanding Equity Awards and Plans. If the reverse stock split is effectuated, the terms of equity awards granted under the 2020 Stock Option and Incentive Plan, 2019 Equity Incentive Plan, and 2017 Equity Incentive Plan (collectively the “Plans”), including the per share exercise price of options and the number of shares issuable under such options and the number of shares issuable under restricted stock unit awards, will be proportionally adjusted to maintain their economic value, subject to adjustments for any fractional shares as described herein. In addition, the total number of shares of common stock that may be the subject of future grants under the Plans, as well as any plan limits on the size of such grants (e.g., the Incentive Plan’s limit on the number of stock options or stock appreciation rights that may be granted to our executive officers in any calendar year) will be adjusted and proportionately decreased as a result of the reverse stock split.

Effects of the Reverse Stock Split on Voting Rights. Proportionate voting rights and other rights of the holders of common stock would not be affected by the reverse stock split (other than as a result of the treatment of fractional shares). For example, a holder of 1% of the voting power of the outstanding common stock immediately prior to the effective time of the reverse stock split would continue to hold 1% of the voting power of the outstanding common stock after the reverse stock split.

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Effects of the Reverse Stock Split on Regulatory Matters. The Company is subject to the periodic reporting and other requirements of the Exchange Act. The reverse stock split will not affect the Company’s obligation to publicly file financial and other information with the SEC.

Effects of the Reverse Stock Split on Authorized Share Capital. The total number of shares of capital stock that we are authorized to issue will not be affected by the reverse stock split and will remain at 275,000,000 shares, consisting of 250,000,000 shares of Common Stock and 25,000,000 shares of preferred stock.

Background on our Preferred Stock

On March 16, 2022, the Company closed a preferred stock financing, in which the Company issued 3,000.000435 shares of Series A Preferred Stock and 2,000.00029 shares of Series B Preferred Stock with an aggregate stated value of $5.0 million. Each share of Preferred Stock is initially convertible into 3,278.69 pre-reverse stock split shares of common stock. The terms of the Series A Preferred Stock are set forth in a Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock and the terms of the Series B Preferred Stock are set forth in a Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock (collectively the “Certificates of Designation”) filed with the Secretary of State of the State of Delaware and effective on March 16, 2022.

The shares of Preferred Stock do not have any voting rights except with respect to the Reverse Stock Split Proposal presented at the Special Meeting. In addition, as long as any shares of Preferred Stock are outstanding, the Company may not, without the affirmative vote of the holders of a majority of the then outstanding shares of each series of the Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to that series of Preferred Stock or alter or amend the Certificate of Designation for that series of Preferred Stock, (b) amend the Company’s certificate of incorporation or other charter documents in any manner that adversely affects any rights of the holders of Preferred Stock, (c) increase the number of authorized shares of each series of Preferred Stock, or (d) enter into any agreement with respect to any of the foregoing. With respect to the Reverse Stock Split Proposal, each share of Series A Preferred Stock is entitled to 2,867 votes per share of Series A Preferred Stock, which represents one vote per share of common stock underlying the Series A Preferred Stock, and each share of Series B Preferred Stock is entitled to 3,000,000 votes per share of Series B Preferred Stock, which represents 915 votes per share of common stock underlying the Series B Preferred Stock, provided, that the votes cast by holders of the Series B Preferred Stock will be voted in the same proportion as the aggregate votes cast by the holders of common stock and Series A Preferred Stock at the Special Meeting.

The Company determined to provide the investors purchasing the Preferred Stock with these negotiated terms, in order to secure investors committed to voting for the Reverse Stock Split Proposal presented at this Special Meeting. The shares of Preferred Stock are outstanding as of the Record Date for this Special Meeting.

Treatment of Fractional Shares in the Reverse Stock Split

The Company does not intend to issue fractional shares in the event that a stockholder owns a number of shares of common stock that is not evenly divisible by the reverse stock split ratio. If the reverse stock split is effectuated, each fractional share of common stock will be:

●	rounded up to the nearest whole share of common stock, if such shares of common stock are held directly; or
●	rounded down to the nearest whole share of common stock, if such shares are subject to an award granted under the Plans.

Determination of the Reverse Stock Split Ratio

The Board believes that stockholder approval of a range of potential reverse stock split ratios is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the reverse stock split would be implemented. We believe that a range of reverse stock split ratios provides us with the most flexibility to achieve the desired results of the reverse stock split. The reverse stock split ratio to be selected by our Board will be not more than 1-for-20.

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The selection of the specific reverse stock split ratio will be based on several factors, including, among other things:

●	our ability to maintain the listing of our common stock on The Nasdaq Capital Market;
●	the per share price of our common stock immediately prior to the reverse stock split;
●	the expected stability of the per share price of our common stock following the reverse stock split;
●	the likelihood that the reverse stock split will result in increased marketability and liquidity of our common stock;
●	prevailing market conditions;
●	general economic conditions in our industry; and
●	our market capitalization before and after the reverse stock split.

We believe that granting our Board the authority to set the ratio for the reverse stock split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the Board chooses to implement the reverse stock split, the Company will make a public announcement regarding the determination of the reverse stock split ratio.

Board Discretion to Effectuate the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, the reverse stock split will only be effectuated upon a determination by the Board, in its sole discretion, that filing the Charter Amendment to effectuate the reverse stock split is in the best interests of the Company and its stockholders. This determination by the Board will be based upon a variety of factors, including those discussed above. We expect that the primary focus of the Board in determining whether or not to file the Charter Amendment will be whether we will be able to obtain and maintain a continued price of at least $1.00 per share of our common stock on The Nasdaq Capital Market without effectuating the reverse stock split.

Effective Time of the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, the reverse stock split would become effective, if at all, when the Charter Amendment is accepted and filed by the office of the Secretary of State of the State of Delaware. However, notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our Charter to effectuate the reverse stock split.

Mechanics of the Reverse Stock Split

If the reverse stock split is approved and effectuated, beginning on the effective date of the reverse stock split each certificate representing pre-split shares will, until surrendered and exchanged as described below, for all corporate purposes, be deemed to represent, respectively, only the number of post-split shares.

Exchange of Stock Certificates

Shortly after the reverse stock split becomes effective, stockholders will be notified and offered the opportunity at their own expense to surrender their current certificates to our stock transfer agent in exchange for the issuance of new certificates reflecting the reverse stock split in accordance with the procedures to be set forth in a letter of transmittal to be sent by our stock transfer agent. In connection with the reverse stock split, the CUSIP number for the common stock will change from its current CUSIP number. This new CUSIP number will appear on any new stock certificates issued representing post-split shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNLESS AND UNTIL REQUESTED TO DO SO FOLLOWING THE ANNOUNCEMENT OF THE COMPLETION OF THE REVERSE STOCK SPLIT.

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Effect on Registered “Book-Entry” Holders of Common Stock

Holders of common stock may hold some or all of their common stock electronically in book-entry form (“street name”) under the direct registration system for securities. These stockholders will not have stock certificates evidencing their ownership. They are, however, provided with a statement reflecting the number of shares of common stock registered in their accounts. If you hold registered common stock in book-entry form, you do not need to take any action to receive your post-split shares, if applicable.

Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to the reverse stock split, and we will not independently provide our stockholders with any such rights.

Regulatory Approvals

The reverse stock split will not be consummated, if at all, until after approval of the Company’s stockholders is obtained. The Company is not obligated to obtain any governmental approvals or comply with any state or federal regulations prior to consummating the reverse stock split other than the filing of the Charter Amendment with the Secretary of State of the State of Delaware.

Accounting Treatment of the Reverse Stock Split

If the reverse stock split is effectuated, the par value per share of our common stock will remain unchanged at $0.001. Accordingly, on the effective date of the reverse stock split, the stated capital on the Company’s consolidated balance sheets attributable to our common stock will be reduced in proportion to the size of the reverse stock split ratio, and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged. Per share net income or loss will be increased because there will be fewer shares of common stock outstanding. Any common stock held in treasury will be reduced in proportion to the reverse stock split ratio. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the reverse stock split.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a discussion of certain material U.S. federal income tax consequences of the reverse stock split. This discussion is included for general information purposes only and does not purport to address all aspects of U.S. federal income tax law that may be relevant to stockholders in light of their particular circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended, (the “Code”) and current Treasury Regulations, administrative rulings, and court decisions, all of which are subject to change, possibly on a retroactive basis, and any such change could affect the continuing validity of this discussion.

All stockholders are urged to consult with their own tax advisors with respect to the tax consequences of the reverse stock split. This discussion does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, partnerships, nonresident alien individuals, broker-dealers and tax-exempt entities, persons holding shares as part of a straddle, hedge, conversion transaction or other integrated investment, U.S. holders (as defined below) subject to the alternative minimum tax or the unearned income Medicare tax and U.S. holders whose functional currency is not the U.S. dollar. This summary also assumes that the pre-reverse stock split shares of Common Stock were, and the post-reverse stock split shares of Common Stock will be held as a “capital asset,” as defined in Section 1221 of the Code.

As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:

●	a citizen or resident of the United States;
●	a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia;
●	an estate the income of which is subject to U.S. federal income tax regardless of its source; or
●	a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

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In general, no gain or loss should be recognized by a stockholder upon the exchange of pre-reverse stock split common stock for post-reverse stock split common stock. The aggregate tax basis of the post-reverse stock split common stock should be the same as the aggregate tax basis of the pre-reverse stock split common stock exchanged in the reverse stock split. A stockholder’s holding period in the post-reverse stock split common stock should include the period during which the stockholder held the pre-reverse stock split common stock exchanged in the reverse stock split.

As noted above, we will not issue fractional shares of common stock in connection with the reverse stock split. In certain circumstances, stockholders who would be entitled to receive fractional shares of common stock because they hold a number of shares not evenly divisible by the reverse stock split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole post-reverse stock split share of common stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share of common stock is not clear.

The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the reverse stock split.

Vote Required

Approval of the Reverse Stock Split Proposal requires the affirmative vote of the majority of the voting power of the outstanding shares of common stock and Preferred Stock entitled to vote on the proposal, voting together as a single class. You may either vote FOR the proposal, AGAINST the proposal, or ABSTAIN from voting on the proposal. Abstaining from voting on the proposal has the same effect as a vote against the proposal. Brokers and other nominees have authority to exercise discretion to vote customers’ unvoted shares held by such firms in street name for the Reverse Stock Split Proposal. Any shares not voted by a beneficial owner and not voted by brokers and other nominees through the exercise of their discretion to vote such shares will have the same effect as a vote against the Reverse Stock Split proposal.

The Board recommends a vote for the Reverse Stock Split, and proxies solicited by the Board will be voted in favor thereof unless a stockholder has indicated otherwise on the proxy.

PROPOSAL 2 - ELECTION OF DIRECTORS

Our Board currently consists of five members and is divided into three classifications:

●	Class I Director, whose term expires at the 2024 annual meeting of stockholders, Jeff Dyer,
●	Class II Directors, whose terms expire at the Special Meeting, Willie C. Bogan and Chris Nolet, and
●	Class III Directors, whose terms expire at the 2023 Annual Meeting, Peter A. Cohen and David Seaburg.

Jessica X. Shen resigned as a Class II Director effective March 22, 2022. We thank Ms. Shen for her dedicated service and numerous contributions to the Company and the Board.

Two Class II Directors are up for election at the Special Meeting. The Board has unanimously approved the nomination of Willie C. Bogan and Chris Nolet for election as Class II directors. Each nominee elected will serve until the 2025 annual meeting of stockholders and until a successor is named and qualified, or until his earlier resignation or removal.

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Unless otherwise indicated by the stockholder, the accompanying proxy will be voted for the election of Willie C., Bogan and for the election of Chris Nolet. Although the Company knows of no reason why either of these nominees could not serve as a director, if either of them is unable to serve, the accompanying proxy may be voted for a substitute nominee.

Willie C. Bogan, JD, joined the Board in April 2018. Mr. Bogan served as Associate General Counsel and Corporate Secretary of McKesson Corporation (“McKesson”), a San Francisco-based healthcare services and information technology company (which relocated its headquarters to Las Colinas, TX in 2019) currently ranked 7th on the Fortune 500, from July 2009 until his retirement from McKesson in November 2015. He joined McKesson in November 2006 as Associate General Counsel and Assistant Secretary. Before joining McKesson, Mr. Bogan held senior advisory positions at the following public companies in the San Francisco Bay Area: Bank of America; Safeway; Charles Schwab; and Catellus Development Corporation, a real estate development company. Prior to becoming in-house counsel, he was a partner at Steinberg Miller Bogan & Goldstein in Manhattan Beach, California. He started his law career as a law firm associate in Los Angeles, California. Mr. Bogan graduated Phi Beta Kappa and Summa Cum Laude from Dartmouth College where he majored in Spanish. He received an M.A. degree in Politics and Economics from Oxford University where he studied as a Rhodes Scholar. He earned his J.D. degree from Stanford Law School. Mr. Bogan is qualified to serve as a member of the Board because of his knowledge of the healthcare industry and his experience as an advisor to public companies and their boards of directors on securities law and corporate governance matters.

Chris Nolet joined the Board in April 2020. Mr. Nolet has extensive experience in audit with nearly 40 years in the profession. He is a retired audit partner at Ernst & Young where he was most recently the West Region Life Sciences Industry Leader. Prior to EY, Mr. Nolet spent over twenty years at PricewaterhouseCoopers, where he was a partner and led the North America West Life Sciences Industry Group. Mr. Nolet is currently a member of the Board of Directors of two other publicly traded biotechnology companies, Revance Therapeutics and Jasper Therapeutics, Inc. He is also a member of the Executive Committee and is Co-Chair of the Finance Committee of the California Life Sciences Industry Association (CLSA). Mr. Nolet is a former member of the Finance & Investment Committee and Emerging Companies Section of the Biotechnology Innovation Organization, and he has testified before Congress with Dr. Janet Woodcock, Director of the Center for Drug Evaluation and Research (CDER), regarding the need for FDA reform. Mr. Nolet holds a B.S. in Accounting from San Diego State University and is a Certified Public Accountant in California.

Vote Required

Each nominee will be elected if he receives the most favorable votes for each Class II director position (also known as a plurality). You may either vote FOR the nominee or WITHHOLD your vote for the nominee. Votes that are withheld will not be included in the vote tally for the election of the director. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

The Board recommends a vote for the election of each nominee as a Class II director, and proxies solicited by the Board will be voted in favor thereof unless a stockholder has indicated otherwise on the proxy.

PROPOSAL 3

ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Our Board endeavors to promote good governance practices and recognizes the interest our stockholders have in our executive compensation program. As part of that effort, and as required pursuant to Section 14A of the Exchange Act, our stockholders are being asked to approve a non-binding advisory resolution on the compensation of our named executive officers (“NEOs”) as disclosed in this Proxy Statement. This proposal provides stockholders the opportunity to express their views on our 2021 executive compensation. In considering your vote you should review the information on compensation paid to our NEOs and decisions regarding the NEOs presented under the caption “EXECUTIVE OFFICERS,” below.

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We endeavor to adopt compensation plans for our NEOs that will allow us to attract, motivate, and retain talented executive officers and are aligned with the long-term interests of the Company’s stockholders. This advisory stockholders’ vote, commonly referred to as a “say-on-pay vote,” gives you as a stockholder the opportunity to approve or not approve the compensation of our NEOs that is disclosed in this Proxy Statement by voting for or against the following resolution (or by abstaining with respect to the resolution):

RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation paid to the Company’s NEOs as disclosed in this Proxy Statement, including the compensation tables and narrative discussion.

Because your vote is advisory, it will not be binding on either the Board or the Company. However, the Company’s Compensation Committee will consider the outcome of the stockholder vote on this proposal at the Special Meeting when considering future executive compensation arrangements. In addition, your non-binding advisory vote described in this Proposal 3 will not be construed: (i) as overruling any decision by the Board of Directors, any Board committee, or the Company relating to the compensation of the NEOs, or (ii) as creating or changing any fiduciary duties or other duties on the part of the Board of Directors, any Board committee, or the Company.

Vote Required

The advisory vote to approve the compensation of our executive officers will be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal. Abstentions and broker non-votes will not be counted as votes cast for or against this proposal. While the results of this advisory vote are non-binding, the Compensation Committee of the Board, and the Board, value the opinions of our stockholders and will consider the outcome of the vote, along with other relevant factors, in deciding whether any actions may be appropriate to address any concerns raised by the vote and when making future compensation decisions for executive officers.

The Board recommends that stockholders vote for the approval of the compensation of our NEOs, as stated in the above non-binding resolution, and proxies solicited by the Board will be voted in favor thereof unless a stockholder has indicated otherwise on the proxy.

PROPOSAL 4

RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP AS INDEPENDENT PUBLIC ACCOUNTANT FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022

The Audit Committee has appointed EisnerAmper LLP (“EisnerAmper”), independent public accountant, to audit our financial statements for the fiscal year ending December 31, 2022. The Board proposes that the stockholders ratify this appointment. We do not expect that representatives of EisnerAmper will be present at the Special Meeting in person or by telephone.

The following table sets forth the fees billed by EisnerAmper for the years ended December 31, 2021 and 2020, for the categories of services indicated.

	Year Ended December 31, 2021 ($)	Year Ended December 31 2020 ($)
Audit Fees	330,760	351,120
Audit Related Fees	—	—
Tax Fees	—	—
Other Fees	—	—
Total Fees	330,760	351,120

Audit fees consist of fees billed for professional services rendered for the audit of our financial statements and review of interim consolidated financial statements included in quarterly reports and services that are normally provided by the principal accountants relating to statutory and regulatory filings or engagements.

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Audit related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not included in audit fees.

Tax fees consist of fees billed for professional services for tax compliance, tax advice, and tax planning. These services include preparation of federal and state income tax returns.

Other fees consist of fees for products and services other than the services reported in the categories described above.

Audit Committee Pre-approval Policies and Procedures

Our Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, our compliance with legal and regulatory requirements, and the quality of our internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board, which is available on our website at www.polarityte.com. The Audit Committee is responsible for selecting, retaining, and determining the compensation of our independent public accountant, pre-approving the services it will perform, and reviewing the performance of the independent public accountant. The Audit Committee reviews with management and our independent public accountant our annual financial statements reported in our Form 10-K and our quarterly financial statements reported in our Forms 10-Q. The Audit Committee reviews and reassesses the charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process. In fulfilling its responsibilities for the financial statements for the fiscal year ended December 31, 2021, the Audit Committee took the following actions:

●	reviewed and discussed with management and EisnerAmper the audited financial statements for the fiscal year ended December 31, 2021;
●	discussed with EisnerAmper the matters required to be discussed in accordance with the rules set forth by the Public Company Accounting Oversight Board (“PCAOB”), relating to the conduct of the audit;
●	received written disclosures and the letter from EisnerAmper regarding its independence as required by applicable requirements of the PCAOB regarding EisnerAmper’s communications with the Audit Committee and the Audit Committee further discussed with EisnerAmper its independence; and
●	considered the status of pending litigation, taxation matters, and other areas of oversight relating to the financial reporting and audit process that the Audit Committee determined appropriate.

Our Audit Committee pre-approved all services that our independent accountants provided to us for the years ended December 31, 2021 and 2020.

Vote Required

Ratification of the appointment of the Company’s independent public accountant is determined by a majority of the votes cast affirmatively or negatively. Accordingly, abstentions will have no effect on the outcome of the vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to appoint the Company’s independent accountant. However, if our stockholders do not ratify the appointment of EisnerAmper as the Company’s independent public accountant for the fiscal year ending December 31, 2022, the Audit Committee of the Board may reconsider its appointment.

The Board recommends a vote for the ratification of the appointment of EisnerAmper as independent public accountant, and proxies solicited by the Board will be voted in favor thereof unless a stockholder has indicated otherwise on the proxy.

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CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS

Independence of Directors

Our Board is currently comprised of five members. The Board has reviewed the materiality of any relationship that each of our directors has with the Company, either directly or indirectly. Based upon this review, the Board has determined that, Peter A. Cohen, Jeff Dyer, Willie C. Bogan, and Chris Nolet are “independent directors” as defined by the rules of the Nasdaq Stock Market.

Board Leadership Structure and Risk Management

The Board believes that the Company’s stockholders are best served if the Board retains the flexibility to adapt its leadership structure to applicable facts and circumstances, which necessarily change over time. Accordingly, the Board may combine or separate the roles of the chief executive officer and chairman, as it deems advisable and in the best interests of the Company and its stockholders.

The independent directors have concluded that the most effective leadership structure for the Company at the present is to maintain separation between the persons serving in the offices of the chief executive and chairman of the board. Accordingly, Richard Hague serves as the Chief Executive Officer and Peter A. Cohen serves as non-executive Chairman of the Board. We believe that separating these positions allows the Chief Executive Officer to focus on our day-to-day business, while allowing the Chairman of the Board to lead the Board in its fundamental role of providing advice to, and independent oversight of, management. Our Board recognizes the time, effort, and energy that the Chief Executive Officer is required to devote to the management role in the current business environment, as well as the commitment required of our Chairman to facilitate the Boards’ oversight responsibilities. While our bylaws and our corporate governance guidelines do not require that our Board chair and chief executive functions be separate, our Board believes that having separation is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.

Risk is inherent to every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, regulatory approval of our products and ongoing compliance, operations, strategic direction, and intellectual property. Management is responsible for the day-to-day management of risks we face, while our Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The role of the Board in overseeing the management of our risks is conducted primarily through committees of the Board, as disclosed in the descriptions of each of the committees below and in the charters of each of the committees. The full Board (or the appropriate Board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a Board committee is responsible for evaluating and overseeing the management of a particular risk or risks, we expect the chairperson of the relevant committee will report on this process to the full Board as circumstances dictate. This enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Director Attendance at Board, Committee, and Other Meetings

Directors are expected to attend Board meetings and meetings of the committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. The Board does not have a policy on director attendance at the Company’s annual or special meetings.

The independent directors meet in executive sessions in connection with regularly scheduled Board meetings and at such other times as the independent directors deem appropriate.

In calendar year 2021, the Board held four regular and five special meetings, the Audit Committee held four meetings, the Compensation Committee held two meetings, and the Nominating and Governance Committee held two meetings. Each director attended 75% or more of the regular and special meetings of the Board and meetings of the committees on which she or he served that were held during her or his term of office. Each of the independent directors attended 75% or more of the regular and special executive sessions that were held during her or his term of office.

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Committees of the Board

Our Board has three standing committees: Audit, Compensation, and Nominating and Governance. Each of the committees is solely comprised of and chaired by independent directors, each of whom the Board has affirmatively determined is independent pursuant to the rules of the Nasdaq Stock Market. Each of the committees operates pursuant to its charter. Each of the committees annually reviews its committee charter. As appropriate, each committee may propose revisions to its charter, which are coordinated through the Nominating and Governance Committee and then submitted for consideration by the Board. The responsibilities of each committee are described in more detail below. The charters for the three committees are available on the Company’s website at www.polarityte.com by following the link to “Investor Relations” and then to “Governance.”

In January 2021, the Board formed an ad hoc strategic review committee with a view to enhancing shareholder value. The committee’s focus is on reviewing operational strategies and practices that advance the regulatory process for SkinTE and future financings, if any, that may be helpful in advancing the Company’s strategies, and making recommendations to the Board. The committee may also review the Company’s potential strategic opportunities and transactions that may arise in the future and make recommendations to the Board regarding those matters, as appropriate.

Audit Committee

The Audit Committee, among other things, is responsible for:

●	appointing, approving the compensation of, overseeing the work of, assessing the independence, qualifications, and performance of, and determining the retention of the independent auditors;
●	representing and assisting the Board in its oversight responsibilities regarding the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements, including the integrity of the financial statements;
●	reviewing the internal audit function;
●	overseeing the preparation of the report required by SEC rules for inclusion in the Company’s annual proxy statement;
●	approving, in advance, audit and any permissible non-audit services performed by our independent auditor;
●	reviewing the adequacy and effectiveness of our internal controls, including periodically receiving reports from the Company’s independent auditors, principal executive officer, and principal financial and accounting officer regarding the Company’s system of internal controls;
●	approving related person transactions; and
●	reviewing and discussing the Company’s practices with respect to risk assessment and risk management.

The Board has affirmatively determined that each member of the Audit Committee meets the additional independence criteria applicable to audit committee members under SEC rules and the rules of the Nasdaq Stock Market. The Board has adopted a written charter setting forth the authority and responsibilities of the Audit Committee. The members of the Audit Committee are Chris Nolet (chairperson), Peter A. Cohen, and Jeff Dyer. The Board has determined that Chris Nolet, the Audit Committee chairperson, meets the qualification requirements of an audit committee financial expert as defined in Item 407 of Regulation S-K adopted by the SEC.

Compensation Committee

The Compensation Committee is responsible for establishing and administering our executive compensation policies. The role of the Compensation Committee is to (i) formulate, evaluate, and approve compensation of the Company’s directors, executive officers, and key employees, (ii) oversee all compensation programs involving the use of the Company’s stock, and (iii) produce, if required under the securities laws, a report on executive compensation for inclusion in the Company’s proxy statement for its annual meeting of stockholders. The duties and responsibilities of the Compensation Committee, among other things, include:

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●	oversee the assessment of the incentives and risks arising from or related to the Company’s compensation policies and practices, including but not limited to those applicable to executive officers, and evaluate whether the incentives and risks are appropriate;
●	review and approve goals and objectives relevant to an executive officer’s compensation package, establish a procedure for evaluating an executive officer’s performance, annually evaluate the performance of an executive officer in conjunction with the Nominating and Governance Committee in light of the goals and objectives established, and review with an executive officer the results of the Committee’s performance evaluation;
●	review, at least annually, and set the base salary and annual and long-term incentive compensation of executive officers, after considering their annual evaluations;
●	review and make periodic recommendations to the Board as to the Company’s incentive-compensation plans and equity-based plans;
●	administer the Company’s equity incentive plans;
●	to the extent applicable, review and discuss with management any discussion, analysis, or related disclosures that SEC rules may require be included in the Company’s annual report and proxy statement; and
●	review and consider recommendations from the Nominating and Governance Committee with respect to the compensation and benefits of non-employee directors and recommend any changes to the Board that the Committee deems appropriate.

When appropriate, the Compensation Committee may, in carrying out its responsibilities, form and delegate authority to subcommittees or to executive officers. The Chief Executive Officer, Chief Financial Officer, and EVP Corporate Development & Strategy play a role in determining the compensation of our other executive officers by evaluating the work of those executive officers and our budget. These evaluations are then reviewed by the Compensation Committee. This process leads to a recommendation for salaries, bonuses, and equity awards, if any, which recommendations are then reviewed and approved by the Compensation Committee.

The Compensation Committee has the authority, at the Company’s expense, to select, retain, terminate, and set the fees and other terms of the Company’s relationship with any outside advisors who assist it in carrying out its responsibilities, including compensation consultants or independent legal counsel.

The Board has adopted a written charter setting forth the authority and responsibilities of the Compensation Committee. The Compensation Committee consists of Peter A. Cohen (chairperson), Willie C. Bogan, and Jeff Dyer. The Board has affirmatively determined that each member of the Compensation Committee meets the additional independence criteria applicable to compensation committee members under SEC and Nasdaq rules.

Nominating and Governance Committee

The Nominating and Governance Committee, among other things, is responsible for:

●	assisting the Board in determining the desired experience, mix of skills and other qualities to provide for appropriate Board composition, considering the current Board members and the specific needs of the Company and the Board;
●	conducting candidate searches, interviewing prospective candidates and conducting programs to introduce candidates to the Company, its management and operations, and confirming the appropriate level of interest of such candidates;
●	advising the Board regarding the size and composition of the Board and its committees;
●	coordinating matters among committees of the Board;
●	overseeing the performance of the Board and its Committees;
●	conducting an annual review of the performance of the Chief Executive Officer and, if deemed appropriate, any other officer of the Company, in conjunction with the Compensation Committee;
●	proposing to the Board the slate of corporate officers of the Company and reviewing the succession plans for the executive officers;
●	recommending to the Board and monitoring matters with respect to governance of the Company;

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●	overseeing the Company’s compliance program, including the Company’s codes of conduct and the Company’s policies and procedures for monitoring compliance; and
●	recommending ways to enhance services to and improve communications and relations with the Company’s stockholders.

The Board has adopted a written charter setting forth the authority and responsibilities of the Nominating and Governance Committee. The Nominating and Governance Committee consists of Willie C. Bogan (chairperson), Jeff Dyer, and Chris Nolet.

Consideration of Director Nominees

We seek directors with high standards of ethics and integrity, sound business judgment, and the willingness to make a strong commitment to the Company and its success. The Nominating and Governance Committee and the Board, which do not have a formal diversity policy, consider diversity in a broad sense when evaluating board composition and nominations; and they seek to include directors with a diversity of experience, professions, skills, and backgrounds that will enable them to make contributions to the Board and the Company, both as individuals and as part of a group of directors. In determining whether to recommend a director for re-election, the Nominating and Governance Committee also considers the director’s attendance at meetings and participation in and contributions to the activities of the Board and its committees.

The Nominating and Governance Committee will consider director candidates recommended by stockholders, and its process for considering such recommendations is no different than its process for screening and evaluating candidates suggested by directors, management of the Company, or third parties.

Board Diversity Matrix

The following matrix details the current gender identity and demographic background of the members of our Board of Directors. The format of the diversity matrix complies with Nasdaq’s Listing Rule 5606.

Board Diversity Matrix (As of March 16, 2022)
Total Number of Directors		5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	-	5	-	-
Part II: Demographic Background
African American or Black	-	1	-	-
Alaskan Native or Native American	-	-	-	-
Asian	-	-	-	-
Hispanic or Latinx	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	-	3	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+	-
Did Not Disclose Demographic Background	1

 Directors who are Military Veterans: 0

Corporate Governance Matters

We are committed to maintaining strong corporate governance practices that benefit the long-term interests of our stockholders by providing for effective oversight and management of the Company. Our governance policies, including our Code of Business Ethics and Practices and Committee Charters, can be found on our website at www.polarityte.com by following the link to “Investor Relations” and then to “Governance.”

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The Nominating and Governance Committee reviews our corporate governance policies, Code of Business Ethics and Practices, and Committee Charters periodically in order to consider our policies and charters in light of developments at the Company, changes in regulations and listing requirements, and the continuing evolution of best practices in the area of corporate governance.

Code of Conduct

Our Code of Business Ethics and Practices (the “Code”), which was adopted January 11, 2019, applies to the Company’s employees, directors, and officers (“Covered Persons”). This includes our Chief Executive Officer, our Chief Financial Officer, and our EVP Corporate Development & Strategy, among others. We require that they avoid conflicts of interest, comply with applicable laws, protect Company assets, and conduct business in an ethical and responsible manner and in accordance with the Code. The Code prohibits employees from taking unfair advantage of our business partners, competitors, and employees through manipulation, concealment, misuse of confidential or privileged information, misrepresentation of material facts, or any other practice of unfair dealing or improper use of information. The Code requires employees to comply with all applicable laws, rules, and regulations wherever in the world we conduct business. This includes applicable laws on privacy and data protection, and anti-corruption and anti-bribery. Our Code is publicly available and can be found on our website at www.polarityte.com by following the link to “Investor Relations” and then to “Governance.”

Prohibition on Derivative Trading, Hedging and Pledging

Under our policies, no director, officer, or employee may buy or sell puts, calls, other derivative securities of the Company, or any derivative securities that provide the economic equivalent of ownership of any of the Company’s securities at any time. We also have an anti-pledging policy whereby no director, officer, or manager level employee may pledge Company securities.

Communications with the Board of Directors

Stockholders and other parties may communicate directly with the Board or the relevant board member by addressing communications to:

PolarityTE, Inc.

c/o Corporate Secretary

1960 S 4250 W

Salt Lake City, Utah 84104

All stockholder correspondence will be compiled by our corporate secretary and forwarded as appropriate.

Report of Audit Committee

PolarityTE’s Audit Committee reports to and acts on behalf of the Board of Directors. A brief description of the primary responsibilities of the Audit Committee is included under “Committees of the Board — Audit Committee” above. Management has primary responsibility for the preparation, presentation, and integrity of the Company’s financial statements, the application of accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Our independent auditor, EisnerAmper LLP (“EisnerAmper”), is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America, as well as expressing an opinion on the Company’s internal controls over financial reporting.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2021, with management and EisnerAmper. The Audit Committee also discussed with EisnerAmper the matters required to be discussed by Auditing Standard No. 1301, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). In addition, the Audit Committee has received the written disclosures and the PCAOB-required letter from EisnerAmper regarding its communications with the Audit Committee concerning independence, and the Committee has discussed with EisnerAmper its independence.

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Based on the reviews and discussions described above, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended December 31, 2021, be included in the Company’s Annual Report on Form 10-K for fiscal year 2021, which was filed with the SEC.

Audit Committee of the Company’s Board of Directors:

Chris Nolet, Chair
Peter A. Cohen
Jeff Dyer

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the common stock of the Company as of March 16, 2022, by (i) each person known to the Company to be the beneficial owner of more than 5% of the Company’s common stock, (ii) each of the Company’s current directors and nominees for director, (iii) each individual who meets the definition of “named executive officer” under SEC regulations, and (iv) all directors and executive officers of the Company as a group. The number of shares of common stock beneficially owned by each person is determined under rules promulgated by the SEC. Under such rules, beneficial ownership includes any shares as to which the person has sole or shared voting power or investment power, and also includes any shares that the person has the right to acquire within 60 days of the date as of which the beneficial ownership determination is made. Applicable percentages are based upon 82,941,313 voting shares issued and outstanding as of March 16, 2022, and treating any shares that the holder has the right to acquire within 60 days as outstanding for purposes of computing their ownership percentage. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned, subject to community property laws where applicable, and their addresses are c/o PolarityTE, Inc., 1960 S 4250 W, Salt Lake City, UT 84104.

	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock
Executive Officers and Directors (1):

Peter A. Cohen	781,245	0.9%
Jeff Dyer	445,793	0.5%
Willie C. Bogan	247,356	0.3%
Chris Nolet	320,371	0.4%
David Seaburg	1,067,037	1.3%
Richard Hague	711,844	0.9%
Jacob Patterson	216,136	0.3%
Cameron Hoyler	745,369	0.9%

Executive Officers and Directors as a Group (8 persons)	4,535,151	5.4%

Greater than 5% Holders:

Denver Lough (2) 1287 E. 530 North, Orem, UT 84097	7,206,448	8.7%

(1) For the following persons, the number of shares beneficially owned includes the following number of shares underlying options that were exercisable or restricted share awards expected to vest within 60 days of March 16, 2022: Chris Nolet, 76,964 shares; and, David Seaburg, 80,414 shares, Richard Hague, 48,497 shares, Jacob Patterson, 16,664 shares, and Cameron Hoyler, 37,497 shares.

(2) The stock information for Dr. Lough is based solely on information he disclosed in his most recent Form 4 filed with the SEC, which states that he has direct beneficial ownership of 7,206,448 shares.

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BOARD OF DIRECTORS

Members of the Board

The following table sets forth the names and ages of all our directors.

Peter A. Cohen	75	Class III Director, Chairman
Jeff Dyer	63	Class I Director
Willie C. Bogan	72	Class II Director
Chris Nolet	65	Class II Director
David Seaburg	52	Class III Director

The following is a summary of the background and qualifications of each of our directors, except Willie C. Bogan and Chris Nolet whose backgrounds and qualifications are presented under “Proposal 2 - Election of Directors” above.

Peter A. Cohen joined the Board in June 2018 and became Chairman of the Board in August 2019. Mr. Cohen has served as Vice Chairman of the Board and Lead Independent Director of Scientific Games Corporation since September 2004. Mr. Cohen was Chairman of Cowen Inc. (formerly known as Cowen Group, Inc.), a diversified financial services company, and served as Chairman and Chief Executive Officer from 2009 through December 2017. Mr. Cohen was a founding partner and principal of Ramius LLC, a private investment management firm formed in 1994 that was combined with Cowen in late 2009. Mr. Cohen served as a member of the board of directors of Chart Acquisition Corp. (which, as a result of a business combination, is now known as Tempus Applied Solutions Holdings, Inc.) from 2013 to 2015. From November 1992 to May 1994, Mr. Cohen was Vice Chairman of the Board and a director of Republic New York Corporation, as well as a member of its executive management committee. Mr. Cohen was Chairman and Chief Executive Officer of Shearson Lehman Brothers from 1983 to 1990. Mr. Cohen is qualified to serve as a member of the Board because of his experience in capital markets and finance, his experience with analyzing and evaluating financial statements and related budgetary matters, and his knowledge of commercial and business practices.

Jeff Dyer, PhD, was appointed to our Board on March 2, 2017. Dr. Dyer has served as the Horace Beesley Professor of Strategy at Brigham Young University since September 1999. From August 1993 until September 1999, he served as an Assistant Professor at Wharton School, University of Pennsylvania, and from July 1984 until September 1988 he served as Management Consultant and Manager of Bain & Company. Dr. Dyer received his Bachelor of Science degree in psychology and MBA from Brigham Young University and his PhD in management from University of California, Los Angeles. Dr. Dyer is qualified to serve as a member of the Company’s Board because of his extensive business and management expertise and knowledge of capital markets.

David Seaburg, has served as Chief Executive Officer and President of the Company from August 2019 through August 2021 when he joined the Board and agreed to a consulting agreement with the Company. Prior to becoming Chief Executive Officer and President, he served as President of Corporate Development for the Company beginning in March 2019, and before that a consultant to the Company beginning in August 2018. Prior to March 16, 2019, he served as the Managing Director and Head of Sales Trading at Cowen & Company, a diversified financial services company. Over the course of his 20+ year career at Cowen in both Equity Sales Trading and Trading, Mr. Seaburg advanced to increasingly senior level roles at the firm. In 2006, Mr. Seaburg was named Head of Sales Trading and appointed to the firm’s Equity Operating Committee. Mr. Seaburg was a CNBC Fast Money Contributor and provided regular on-air commentary for the network. Mr. Seaburg holds a Bachelor of Arts degree in Business Finance and Economics from Northeastern University. Mr. Seaburg is qualified to serve as a member of the Board because of his knowledge of the Company’s operations, his experience in capital markets and finance, his experience with analyzing and evaluating financial statements and related budgetary matters, and his knowledge of commercial and business practices.

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Board Compensation

The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2021, to each of our current and former directors, except for David Seaburg whose compensation for 2021 is reported below under “Executive Officers – Summary Compensation Table.”

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(5)	Option Awards ($)(1)(5)	Total ($)

Peter A. Cohen	17,250	211,750	0	229,000
Jeff Dyer	38,126	3,812	99,032	140,970
Willie C. Bogan	55,000	0	79,977	134,977
Chris Nolet	70,000	0	79,977	149,977
David Seaburg (2)	-	-	-	-
Jessica X. Shen (3)	52,000	80,000	0	132,000
Minnie Baylor-Henry (4)	25,000	92,500	0	117,500

(1) The figures in these columns represent the aggregate grant date fair value for restricted stock and option awards, respectively, granted during fiscal year 2021 computed in accordance with FASB ASC Topic 718. See Note 12 to our consolidated financial statements presented in our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC for details as to the assumptions used to determine the grant date fair value of the restricted stock and option awards.

(2) Mr. Seaburg served as our Chief Executive Officer until September 1, 2021, when he joined the Board. All compensation received by Mr. Seaburg for services from September 1, 2021, through the end of the year is included in executive compensation disclosed below under the caption “EXECUTIVE OFFICERS – Summary Compensation Table.”

(3) The services of Jessica X. Shen as a director of the Company ended March 22, 2022.

(4) The services of Minnie Baylor-Henry as a director of the Company ended September 1, 2021.

(5) The following table shows the aggregate number of stock option awards and unvested restricted stock awards outstanding on the last day of the fiscal year ended December 31, 2021, for each of the directors named in the director compensation table.

Name	Stock Option Awards	Stock Awards

Peter A. Cohen	8,624	20,048
Jeff Dyer	375,203	0
Willie C. Bogan	161,197	0
Chris Nolet	229,537	0
David Seaburg	250,000	808,842
Jessica Shen	34,220	35,029
Minnie Baylor-Henry	0	0

Director Compensation Plans

For the calendar year ending December 31, 2021, non-employee directors were compensated as follows:

●	Each non-employee director received an annual cash retainer of $45,000;

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●	The Chairman of the Board received an annual fee of $80,000 paid quarterly in equity awards;
●	Our Audit Committee Chairman received an annual fee of $20,000, our Compensation Committee Chairman received an annual fee of $15,000, and our Nominating and Governance Committee Chairman received an annual fee of $10,000;
●	Non-chair members of our Audit Committee received an annual fee of $9,000, our Compensation Committee members received an annual fee of $7,000, and our Nominating and Governance Committee members received an annual fee of $5,000; and
●	Each non-employee director was granted an annual equity award with a value of $80,000 determined under the Black-Scholes formula, which was issuable entirely in stock options exercisable over 10 years that vest, subject to continuing service, in 12 monthly installments beginning one month after the grant date, or 65% in stock options and 35% in restricted stock awards that vest, subject to continuing service, in 12 monthly installments beginning one month after the grant date, or 100% in restricted stock awards that vest, subject to continuing service, in 12 monthly installments beginning one month after the grant date.

All cash fees were paid in quarterly installments. Non-employee directors could elect to take in lieu of cash for all or a portion of the non-employee director’s cash compensation payable for the quarter the equivalent value (i) in the form of stock options (based on the Black-Scholes formula) that vest monthly in three installments beginning one month following the grant date exercisable for a term of 10 years, (ii) restricted stock awards (based on current stock value) that vest monthly in three installments beginning one month following the grant date, or (iii) a combination of the foregoing.

For the calendar year beginning January 1, 2022, non-employee directors were compensated as follows:

●	Each non-employee director receives an annual cash retainer of $125,000;
●	The Chairman of the Board receives an annual fee of $80,000;
●	Our Audit Committee Chairman receives an annual fee of $20,000, our Compensation Committee Chairman receives an annual fee of $15,000, and our Nominating and Governance Committee Chairman receives an annual fee of $10,000; and
●	Non-chair members of our Audit Committee receive an annual fee of $9,000, our Compensation Committee members receive an annual fee of $7,000, and our Nominating and Governance Committee members receive an annual fee of $5,000.

All fees are paid in cash quarterly in arrears.

EXECUTIVE OFFICERS

Current Officers

The following persons are our executive officers and hold the offices set forth opposite their names.

Name	Position(s)
Richard Hague	Chief Executive Officer and President
Jacob Patterson	Chief Financial Officer
Cameron Hoyler	General Counsel, Secretary, EVP Corporate Development & Strategy, Chief Compliance Officer

The following is a summary of the background of each of our executive officers.

Richard Hague, age 62, joined the Company as Chief Operating Officer in April 2019, was appointed President in August 2019, and became Chief Executive Officer and President in August 2021. From October 2015 to April 2019, he served as Chief Commercial Officer of Anika Therapeutics, Inc. From November 2014 to October 2015, Mr. Hague was the Vice President Sales and Marketing at TEI Medical where he was responsible for driving the revenue growth of that corporation’s dermal scaffold product, as well as for the build out of its sales and marketing teams. From 2011 through 2014, Mr. Hague was Vice President Sales, Marketing, and Commercial Operations for Sanofi Biosurgery’s Cell Therapy and Regenerative Medicine group. In this role, Mr. Hague was responsible for the global commercial operations of the group’s products in the orthopedic sports medicine and burn markets. Prior to this, Mr. Hague was the Senior Director and Head of Sales for Genzyme Biosurgery where he headed the U.S. sales team in the orthopedics and sports medicine market. Mr. Hague holds a B.S. in marketing from the University of Connecticut.

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Jacob Patterson, age 44, joined the Company in January 2018 and served as Vice President of Finance prior to his engagement as Chief Financial Officer at the end of March 2020. From October 2016 to January 2018, Mr. Patterson was a Finance Director with GameStop where he had responsibility for forecasting and budgeting for a division with $700 million in annual revenue and participating in the development of financial policies and controls. For approximately six years prior to October 2016, Mr. Patterson was a Finance Director with Thermo Fisher Scientific, most recently in the Protein and Cell Analysis business unit where he had responsibility for acquisition integration, building a finance and accounting staff, supervising financial controls, financial statement reporting and analysis, and assisting with financial analysis for budgeting and strategic growth. Mr. Patterson earned an MBA (Accounting Emphasis) from Utah State University.

Cameron Hoyler, age 38, was appointed General Counsel in April 2017, EVP Corporate Development & Strategy in May 2018, Secretary in September 2018, and Chief Compliance Officer in August 2021. Prior to joining the Company, Mr. Hoyler was an attorney at King & Spalding LLP, where he practiced in the Life Sciences and Product Liability groups from September 2012 to April 2017. Mr. Hoyler represented and counseled clients involved in disputes and transactions in a variety of settings, including product liability, employment, commercial, trademark, real estate, and insurance coverage. While at King & Spalding LLP, Mr. Hoyler devoted the vast majority of his practice to representing clients in the pharmaceutical and medical device industries, including Bristol-Myers Squibb Company, AstraZeneca Pharmaceuticals LP, and McKesson Corporation, in addition to working for clients in other highly-regulated industries, such as Chevron U.S.A. Inc. and Monsanto Company. From September 2010 to September 2012, Mr. Hoyler practiced at the law firm of Filice, Brown, Eassa & McLeod LLP, where his practice included product liability, premises liability, employment, and insurance-related matters. He earned his Bachelor of Arts from the University of Pennsylvania, and his Juris Doctor from the University of San Francisco School of Law.

Summary Compensation Table

The following Summary Compensation Table sets forth summary information as to compensation paid or accrued to our named executive officers (NEOs) during the fiscal years ended December 31, 2021 and 2020. Our NEOs include all persons who served as principal executive officer during 2021 and the two most highly compensated executive officers other than the principal executive officers who were serving as executive officers at the end of the last completed fiscal year. David Seaburg served as Chief Executive Officer from the beginning of 2021 until September 1, 2021, when he joined the Board. Other than Mr. Seaburg, there is no individual who was not serving as an executive officer at the end of the last completed fiscal year who served as an executive officer during the last completed fiscal year and would have been one of the two most highly compensated executive officers had the individual been serving at the end of the fiscal year.

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Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(i)	(j)
Richard Hague (2)	2021	359,421	410,000	471,950	-0-	-0-	1,241,371
Chief Executive Officer,	2020	358,331	290,925	347,115	-0-	-0-	996,371
President

Jacob Patterson (3)	2021	246,700	181,000	329,440	-0-	10,440	767,580
Chief Financial Officer	2020	244,692	-0-	-0-	38,988	9,428	293,108

Cameron Hoyler (4)	2021	356,393	316,250	384,230	-0-	15,337	1,072,210
General Counsel, EVP	2020	377,292	234,500	219,000	-0-	11,400	842,192
Secretary, Chief
Compliance Officer

David Seaburg (5)	2021	270,239	-0-	637,499	-0-	15,751	923,489
Chief Executive Officer	2020	314,750	344,925	383,250	-0-	20,397	1,063,322

(1) The figures in these columns represent the aggregate grant date fair value for restricted stock and option awards, respectively, granted during the reported periods computed in accordance with FASB ASC Topic 718. See Note 12 to our consolidated financial statements presented in our Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC for details as to the assumptions used to determine the grant date fair value of the restricted stock and option awards.

(2) Notes to Richard Hague compensation items. Effective July 1, 2019, Mr. Hague agreed to reduce his salary from an annual base salary of $370,000 to an annual base salary of $185,000 for a two-year period ending June 30, 2021. In exchange for the reduction in salary Mr. Hague was granted 129,825 shares of common stock restricted from transfer by reference to continued employment by the Company, and the restriction on transfer lapsed with respect to 36,063 shares in 2021, and 72,124 shares in 2020. The salary figure for 2021 includes $91,077 for the salary that Mr. Hague agreed to forego for 2021 in exchange for restricted shares of common stock granted in 2019, and similarly the salary figure for 2020 includes $185,000 for the salary that Mr. Hague agreed to forego for 2020. The grant date fair value of the restricted stock granted to Mr. Hague was $727,020, so the difference between that value and the total amount of salary he agreed to forego over two years is $357,020.

In December 2021, Mr. Hague was awarded as a bonus for service in 2021, 375,000 restricted stock awards that vest one-third on the award grant date, one-third on the six-month anniversary of the grant date, and one-third on the 12-month anniversary of the grant date, which had a grant date fair value of $163,950 and $275,000 in cash. In April 2021, Mr. Hague was awarded as a bonus for service in 2020, 150,000 restricted stock units that vest quarterly over a period of three years, which had a grant date fair value of $132,000 and $125,000 in cash paid in four equal installments every three months beginning with the first payment in April 2021. Also in April 2021, the Board approved 200,000 performance-based restricted stock units for Mr. Hague with respect to the 12-month period commencing April 1, 2021, with a grant date fair value of $176,000, which will vest over that period on the basis of operational, regulatory, and clinical development goals established and evaluated by the Compensation Committee of the Board. In April 2020, Mr. Hague was awarded as a bonus for service in 2019, 115,000 restricted stock units that vest quarterly over a period of three years, which had a grant date fair value of $125,925 and $165,000 in cash.

(3) Notes to Jacob Patterson compensation items. In December 2021, Mr. Patterson was awarded as a bonus for service in 2021, 200,000 restricted stock awards that vest one-third on the award grant date, one-third on the six-month anniversary of the grant date, and one-third on the 12-month anniversary of the grant date, which had a grant date fair value of $87,440 and $156,000 in cash. In April 2021, Mr. Patterson was awarded as a bonus for service in 2020, 150,000 restricted stock units that vest quarterly over a period of three years, which had a grant date fair value of $132,000 and $25,000 in cash. Also in April 2021, the Board approved 125,000 performance-based restricted stock units for Mr. Patterson with respect to the 12-month period commencing April 1, 2021, with a grant date fair value of $110,000, which will vest over that period on the basis of operational, regulatory, and clinical development goals established and evaluated by the Compensation Committee of the Board. In April 2020, Mr. Patterson was awarded as a bonus for service in 2019, 50,000 stock option units that vest quarterly over a period of three years, which had a grant date fair value of $38,988.

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In 2021 and 2020 employer contributions to Mr. Patterson under our 401(k) defined benefit plan totaled $10,440 and $9,428, respectively, which are listed under column (i) of the table. Mr. Patterson’s pre-tax contributions are included in his salary amounts for 2021 and 2020 listed in the table.

(4) Notes to Cameron Hoyler compensation items. Effective July 1, 2019, Mr. Hoyler agreed to reduce his salary from an annual base salary of $400,000 to an annual base salary of $360,000 for a two-year period ending June 30, 2021. In exchange for the reduction in salary Mr. Hoyler was granted 16,842 shares of common stock restricted from transfer by reference to continued employment by the Company, and the restriction on transfer lapsed with respect to 4,678 shares in 2021 and 9,356 shares in 2020. The salary figure for 2021 includes $19,693 for the salary that Mr. Hoyler agreed to forego for 2021 in exchange for restricted shares of common stock granted in 2019, and similarly the salary figure for 2020 includes $40,000 for the salary that Mr. Hoyler agreed to forego for 2020. The grant date fair value of the restricted stock granted to Mr. Hoyler was $94,315, so the difference between that value and the total amount of salary he agreed to forego over two years is $14,315.

In December 2021, Mr. Hoyler was awarded as a bonus for service in 2021, 275,000 restricted stock awards that vest one-third on the award grant date, one-third on the six-month anniversary of the grant date, and one-third on the 12-month anniversary of the grant date, which had a grant date fair value of $120,230 and $210,000 in cash. In April 2021, Mr. Hoyler was awarded as a bonus for service in 2020, 150,000 restricted stock units that vest quarterly over a period of three years, which had a grant date fair value of $132,000 and $100,000 in cash paid in four equal installments every three months beginning with the first payment in April 2021. Also in April 2021, the Board approved 150,000 performance-based restricted stock units for Mr. Hoyler with respect to the 12-month period commencing April 1, 2021, with a grant date fair value of $132,000, which will vest over that period on the basis of operational, regulatory, and clinical development goals established and evaluated by the Compensation Committee of the Board. In April 2020, Mr. Hoyler was awarded as a bonus for service in 2019, 100,000 restricted stock units that vest quarterly over a period of three years, which had a grant date fair value of $109,500, and $125,000 in cash.

In 2021 and 2020 employer contributions to Mr. Hoyler under our 401(k) defined benefit plan totaled $15,337 and $11,400, respectively, which are listed under column (i) of the table. Mr. Hoyler’s pre-tax contributions are included in his salary amount for 2021 and 2020 listed in the table.

(5) Notes to David Seaburg compensation items. Mr. Seaburg served as our Chief Executive Officer until September 1, 2021, when he joined the Board. On September 1, 2021, we engaged Mr. Seaburg as a consultant on strategic planning and finance matters for a term of 12 months, renewable for additional 12-month terms at the discretion of the Board. Under the consulting arrangement Mr. Seaburg will receive compensation consisting of (i) consulting fee of $37,500 for each three-month period of service, and (ii) a monthly stipend of $1,600. For the three-month period ended November 30, 2021, the consulting fee was paid in the form of 80,818 shares of our common stock with a value of $37,500 based on market price. When Mr. Seaburg joined the Board on September 1, 2021, he received the portion of the annual $45,000 director annual retainer for the remainder of 2021 through the payment of cash in the amount of $14,918, and 226,340 shares of our common stock with a value of $159,999.75 based on market price.

Effective July 1, 2021, Mr. Seaburg agreed to reduce his salary from an annual base salary of $375,000 to an annual base salary of $187,500. In exchange for the reduction in salary Mr. Seaburg was granted 188,442 shares of common stock restricted from transfer by reference to continued employment by the Company. On September 1, 2021, when Mr. Seaburg joined the Board, he forfeited 156,433 shares based on the prorated term of his service, resulting in a net of 32,009 shares. The salary figure for 2021 includes $31,849 for the salary that Mr. Seaburg agreed to forego for 2021 in exchange for restricted shares of common stock granted in 2021.

Effective July 1, 2019, Mr. Seaburg agreed to reduce his salary from an annual base salary of $325,000 to an annual base salary of $162,500 for a two-year period ending June 30, 2021. In exchange for the reduction in salary Mr. Seaburg was granted 114,305 shares of common stock restricted from transfer by reference to continued employment by the Company, and the restriction on transfer lapsed with respect to 30,410 shares in 2021 and 83,625 shares in 2020. The salary figure for 2021 includes $80,000 for the salary that Mr. Seaburg agreed to forego for 2021 in exchange for restricted shares of common stock granted in 2019 and reported under stock awards for 2019, and similarly the salary figure for 2020 includes $162,500 for the salary that Mr. Seaburg agreed to forego for 2020. The grant date fair value of the restricted stock granted to Mr. Seaburg was $638,596, so the difference between that value and the total amount of salary he agreed to forego over two years is $313,596. The salary amount includes $3,668 paid to Mr. Seaburg in cash for director fees and $6,400 for the total amount of the monthly stipend paid under his consulting agreement.

28

In April 2021, as a bonus for service in 2020, Mr. Seaburg was awarded 300,000 restricted stock units that vest quarterly over a period of three years, which had a grant date fair value of $264,000. Also in April 2021, the Board approved 200,000 performance-based restricted stock units for Mr. Seaburg with respect to the 12-month period commencing April 1, 2021, with a grant date fair value of $176,000, which will vest over that period on the basis of operational, regulatory, and clinical development goals established and evaluated by the Compensation Committee of the Board. In April 2020, Mr. Seaburg was awarded as a bonus for service in 2019, 315,000 restricted stock units that vest quarterly over a period of three years, which had a grant date fair value of $344,925. Mr. Seaburg was also awarded an incentive equity award in April 2019 for 350,000 restricted stock units that vest quarterly over a period of three years, which had a grant date fair value of $383,250.

The amounts under column (i) are rental fees we paid in 2021 and 2020 for an apartment Mr. Seaburg used in Salt Lake City.

Narrative Disclosure to Summary Compensation Table

The annual base salaries for Richard Hague, Chief Operating Officer and President, Jacob Patterson, Chief Financial Officer, and Cameron Hoyler, Executive Vice President Corporate Development & Strategy, General Counsel, Secretary, and Chief Compliance Officer are $450,000, $275,000, and $350,000, respectively. Mr. Hague’s annual base salary was $370,000 from April 19, 2019, to June 30, 2019, $185,000 from July 1, 2019, through April 18, 2020, $166,500 from April 19, 2020, through June 30, 2021, and $375,000 from July 1, 2021, to December 20, 2021. Mr. Patterson’s annual base salary was $235,000 prior to March 31, 2020, $260,000 from March 31, 2020, through April 18, 2020, $234,000 from April 19, 2020, to June 30, 2021, and $260,000 from July 1, 2021, to December 20, 2021. Mr. Hoyler’s annual base salary was $360,000 from July 1, 2019, through April 18, 2020, and $324,000 from April 19, 2020, through June 30, 2021.

On August 18, 2021, the Board approved written employment agreements for Messrs. Hague, Hoyler, and Patterson. Under the employment agreements, base salary may be increased any time, but can be decreased only on July 1 of each year. Each executive is eligible for an annual cash bonus with a target equal to a percentage of base salary, which is 60% of base salary for Messrs. Hague, Hoyler, and Patterson. An annual bonus may be based, in whole, in part, or not at all, on the executive’s performance or the performance of the Company, the Board has the discretion to award a bonus that is higher or lower than the target amount or award no bonus at all, an annual bonus awarded for one year is paid on or about February 1 of the following year, and an annual bonus is not deemed earned until paid. Each executive is eligible to participate in any equity incentive or equity purchase plan established by the Company, as determined by the Board in its sole discretion. Each executive is also entitled to fringe benefits and perquisites commensurate with those provided to similarly situated executives of the Company. Each executive is entitled to 20 days paid vacation each calendar year and is entitled to participate in all Company employee benefit plans, practices, and programs generally applicable to Company employees. The employment agreement includes a “clawback” right with respect to compensation based on achieving results or stock prices if there is a restatement of financial results with respect to which the determination of compensation is made.

The employment agreements state that each executive is employed at-will and may be terminated at any time. If termination is due to death or disability, the executive (or heirs) is entitled to receive the then base salary for six months and reimbursement of the cost of health care benefits for six months to the extent an election is made to continue benefits under the Consolidated Budget Reconciliation Act of 1985, as amended (“COBRA”).

29

If the executive is terminated for cause or the executive resigns without good reason, the executive is not entitled to payment of any additional compensation post termination. However, if the executive resigns due to retirement after age 65, the executive is entitled to receive a lump sum severance payment equal to three months of base salary.

If the executive is terminated without cause or the executive resigns for good reason, the executive is entitled to payment of additional compensation post termination, which is 12 months of base salary for Messrs. Hague and Hoyler and six months of base salary for Mr. Patterson, a lump sum payment equal to a portion of the executive’s annual bonus at target (100% for Messrs. Hague and Hoyler and 50% for Mr. Patterson), and reimbursement of the cost of health care benefits to the extent the executive has elected to continue benefits under COBRA (12 months for Messrs. Hague and Hoyler and six months for Mr. Patterson).

Change in Control Payments

The employment agreements with Messrs. Hague, Patterson, and Hoyler provide that if the Company participates in a “fundamental transaction” and the executive’s employment is terminated by the Company without cause during the 12-month period beginning six months prior to the date of the closing of the fundamental transaction, the executive resigns for good reason during the six-month period preceding the date of the closing of the fundamental transaction, or the executive resigns with or without good reason during the six-month period following the closing of the fundamental transaction, the executive is entitled to payment of additional compensation after the closing of the fundamental transaction, which is 24 months of base salary for Messrs. Hague, Patterson, and Hoyler, a lump sum payment equal to 100% of annual bonus at target for Messrs. Hague, Patterson, and Hoyler, and reimbursement of the cost of health care benefits to the extent the executive has elected to continue benefits under COBRA (12 months for Messrs. Hague and Hoyler and six months for Mr. Patterson). A “fundamental transaction” is defined as: (i) the sale of 50 percent or more of the consolidated assets of the Company and its affiliated companies to an unrelated person, (ii) the sale (including sale of the capital stock of a subsidiary holding intellectual property rights) or licensing to an unrelated person of 50 percent or more (based on fair value) of the intellectual property rights held by the Company and its affiliated companies; (iii) a merger, reorganization, or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity immediately upon completion of such transaction, (iv) the acquisition of all of the outstanding capital stock of the Company or its primary operating subsidiary by an unrelated person, or (v) any other transaction in which the owners of the outstanding voting power of the Company or its primary operating subsidiary immediately prior to such transaction do not own at least a majority of the outstanding voting power immediately upon completion of the transaction. Based on the current annual base salaries of Messrs. Hague, Patterson, and Hoyler, the severance payments upon the occurrence of a fundamental transaction are as follow:

	Base Salary Severance			Annual Bonus Severance
Name	Base($)	No. of Months	Total($)	Annual Target($)	No. of Months	Total($)	Total Severance ($)

Richard Hague	450,000	24	900,000	270,000	12	270,000	1,170,000
Jacob Patterson	275,000	24	550,000	165,000	12	165,000	715,000
Cameron Hoyler	350,000	24	700,000	210,000	12	210,000	910,000

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Outstanding Equity Awards at Fiscal Year-End

The following table shows grants of stock options and grants of unvested stock awards outstanding on the last day of the fiscal year ended December 31, 2021, to each of the executive officers named in the Summary Compensation Table.

	Option Awards						Stock Awards
Name	Option Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)(1)		Number of Securities Underlying Unexercised Options Unexercisable (#)(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Hague Richard	4/8/2019	65,000		-	10.82	4/8/2029	-	-
	8/6/2019	-		-	-	-	58,333	34,241
	4/16/2020	-		-	-	-	57,500	33,753
	4/16/2020	-		-	-	-	158,500	93,040
	4/16/2021						50,000	29,350
	4/16/2021						50,000	29,350
	4/16/2021						50,000	29,350
	4/16/2021						62,501	36,688
	4/16/2021						62,501	36,688
	12/23/2021	-		-	-	-	250,000	146,750

Jacob Patterson	1/2/2018	10,000		-	23.21	1/2/2028	-	-
	5/31/2018	15,000		-	25.85	5/30/2028	-	-
	2/1/2019	10,000		-	17.72	2/1/2029	-	-
	8/12/2019	-		-	-	-	5,000	2,935
	4/16/2020	25,000		25,000	1.10	4/16/2030	-	-
	4/16/2021		-	-	-	-	31,250	18,344
	4/16/2021		-	-	-	-	31,250	18,344
	4/16/2021		-	-	-	-	31,250	18,344
	4/16/2021		-	-	-	-	62,501	36,688
	4/16/2021		-	-	-	-	62,501	36,688
	12/23/2021		-	-	-	-	133,334	78,267

Hoyler Cameron	4/6/2017	75,000		-	13.12	4/6/2027	-	-
	11/10/2017	60,000		-	24.59	11/10/2027	-	-
	9/20/2018	65,000		-	20.12	9/20/2028	-	-
	8/6/2019	-		-	-	-	58,333	34,241
	4/16/2020	-		-	-	-	100,000	58,700
	4/16/2020	-		-	-	-	50,000	29,350
	4/16/2021	-		-	-	-	37,500	22,013
	4/16/2021	-		-	-	-	37,500	22,013
	4/16/2021	-		-	-	-	37,500	22,013
	4/16/2021	-		-	-	-	62,501	36,688
	4/16/2021	-		-	-	-	62,501	36,688
	12/23/2021	-		-	-	-	183,334	107,617

Seaburg David	3/11/2019	250,000		-	16.50	3/11/2029	-	-
	8/6/2019	-		-	-	-	58,333	34,241
	4/16/2020	-		-	-	-	175,000	102,725
	4/16/2020	-		-	-	-	157,500	92,453
	4/16/2021	-		-	-	-	50,000	29,350
	4/16/2021	-		-	-	-	50,000	29,350
	4/16/2021	-		-	-	-	50,000	29,350
	4/16/2021	-		-	-	-	83,334	48,917
	4/16/2021	-		-	-	-	166,668	97,834
	9/1/2021	-		-	-	-	226,340	132,862

(1) The stock options listed for Mr. Patterson vest every three months over a three-year period starting three months after the grant date.

(2) Market value is based on closing stock price of $0.587 on December 31, 2021.

31

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In October 2018, we entered into an office lease with Lefrak SBN Limited Partnership covering approximately 7,250 square feet of rental space in the building located at 40 West 57th Street in New York City. The lease was for a term of three years. The annual lease rate was $60 per square foot. Initially we occupied and paid for only 3,275 square feet of space, and we are not obligated under the lease to pay for the remaining 3,975 square feet covered by the lease unless we elected to occupy that additional space. We believe the terms of the lease were very favorable to us at the time we entered into the lease, and we obtained these favorable terms through the efforts of Peter A. Cohen, a director, which he provided so that the company he owns, Peter A. Cohen, LLC (“Cohen LLC”), could sublease a portion of the office space. We recognized $182,000 and $250,000 of sublease income for the years ended December 31, 2021 and 2020, respectively. We planned to vacate the rental space when the office lease was scheduled to expire on October 31, 2021. Cohen LLC wished to remain in the space, so the Company assigned the lease for the space to Cohen LLC under an agreement that relieved the Company of any further liability under the lease. The landlord consented to the assignment and was a party to the agreement.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

The SEC adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or brokers holding shares on your behalf to send a single set of our annual report and proxy statement to any household at which two or more of our stockholders reside, if either we or the brokers believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both stockholders and us. It reduces the volume of duplicate information received by you and helps to reduce our expenses. The rule applies to our annual reports, proxy statements, and information statements. Once stockholders receive notice from their brokers or from us that communications to their addresses will be “householded,” the practice will continue until stockholders are otherwise notified or until they revoke their consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card.

Those stockholders who either (i) do not wish to participate in “householding” and would like to receive their own sets of our annual disclosure documents in future years or (ii) who share an address with another one of our stockholders and who would like to receive only a single set of our annual disclosure documents should follow the instructions described below:

●	stockholders whose shares are registered in their own name should contact our transfer agent, Equity Stock Transfer Company, and inform them of their request by calling them at 212-575-5757 or writing them at 237 W. 37th Street, Suite 602, New York, New York 10018; and
●	stockholders whose shares are held by a broker or other nominee should contact such broker or other nominee directly and inform them of their requests, and such stockholders should be sure to include their name, the name of their brokerage firm, and their account number.

32

STOCKHOLDER PROPOSALS AND OTHER BUSINESS

We expect the 2023 Annual Meeting of Stockholders to be held on or about June 15, 2023. To be considered for inclusion in our proxy materials for the 2023 Annual Meeting, a stockholder proposal must be received at our principal executive offices at 1960 S 4250 W, Salt Lake City, UT 84104 by December 9, 2022. In addition, our bylaws establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of stockholders, including proposed nominations of persons for election to the Board. A stockholder proposal or nomination intended to be brought before the 2023 Annual Meeting must be delivered to the Corporate Secretary no earlier than January 12, 2023, and no later than February 11, 2023. All proposals and nominations should be directed to our Corporate Secretary, PolarityTE, Inc., 1960 S 4250 W, Salt Lake City, UT 84104.

We have made our 2021 Annual Report to Stockholders available in connection with this proxy solicitation, which includes our Annual Report on Form 10-K. If you would like another copy of our Annual Report on Form 10-K, excluding certain exhibits, please contact our Corporate Secretary at PolarityTE, Inc., 1960 S 4250 W, Salt Lake City, UT 84104.

33

ANNEX A

Proposed Amendment to Article Fourth of the PolarityTE, Inc., Restated Certificate of Incorporation

Within a Range of Not Less Than 1-For-10 But Not More Than 1-For-20

D. Reverse Stock Split.

Effective at 4:05 p.m., Eastern Time, on [●], 2022 (the “2022 Split Effective Time”), every [●] ([●]) shares of common stock issued and outstanding or held by the Corporation as treasury shares as of the 2022 Split Effective Time shall automatically, and without action on the part of the stockholders, convert and combine into one (1) validly issued, fully paid, and non-assessable share of common stock, without effecting a change to the par value per share of common stock (the “2022 Reverse Split”). In the case of a holder of shares not evenly divisible by [●] ([●]), in lieu of a fractional share of common stock, such holder shall receive an additional share of common stock. As of the 2022 Split Effective Time and thereafter, a certificate(s) representing shares of common stock prior to the 2022 Reverse Split is deemed to represent the number of post-2022 Reverse Split shares into which the pre-2022 Reverse Split shares were converted.

34

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 11, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 11, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D76572-Z82354 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

POLARITYTE, INC.

The Board of Directors recommends you vote FOR proposal 1.

The Board of Directors recommends you vote FOR the following:

2. Election of Directors

Nominees:	For	Withhold
2a. Willie C. Bogan	☐	☐
2b. Chris Nolet	☐	☐

The Board of Directors recommends you vote FOR proposals 3 and 4.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

	Yes	No
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D76573-Z82354

POLARITYTE, INC.
Special Meeting of Stockholders
May 12, 2022 10:00 AM MDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Richard Hague or Jacob Patterson, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of POLARITYTE, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 10:00 AM MDT, on May 12, 2022, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 11, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 11, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D76574-Z82354 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

POLARITYTE, INC.

The Board of Directors recommends you vote FOR proposal 1.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

	Yes	No
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D76575-Z82354

POLARITYTE, INC.
Special Meeting of Stockholders
May 12, 2022 10:00 AM MDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Richard Hague or Jacob Patterson, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of series A preferred stock and series B preferred stock of POLARITYTE, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 10:00 AM MDT, on May 12, 2022, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side